UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2019

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

Block 1008 Toa Payoh North, Unit 03-09 Singapore	318996
(Address of Principal Executive Offices)	(Zip Code)

(65)6265 3300

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b2 of the Securities Exchange Act of 1934 (17 CFR 240.12b2) Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders for Trio-Tech International, Inc. (the “Company”) was held on December 3, 2019. At the meeting, the Company’s shareholders voted on the election of directors, the compensation of the Company’s named executive officers and the frequency of the advisory vote on the compensation of the Company’s named executive officers.

The voting results on these proposals were as follows:

Proposal #1 Election of directors.

	For	Withheld	Broker Non-Votes
Jason Adelman	2,822,021	213,593	637,441
Richard Horowitz	2,817,080	218,534	637,441
A. Charles Wilson	2,532,519	503,095	637,441
S. W. Yong	2,532,780	502,834	637,441
Victor Ting	2,532,780	502,834	637,441

All of the Company’s nominees were elected, with each nominee receiving a plurality of the votes cast.

Proposal #2 Non Binding, Advisory vote on the compensation of named executive officers:

	For	Against	Abstain
Total Shares Voted	2,861,516	63,625	747,914

Proposal #3 Frequency for holding the advisory vote on the compensation of named executive officers:

	1 year	2 years	3 years	Abstain
Total Shares Voted	1,326,310	106,861	1,591,402	648,482

Item 8.01 Other Events.

At the 2019 Annual Meeting of Shareholders, a majority of the Registrant’s outstanding shares of common stock that voted on the matter were voted in favor of conducting future advisory votes on executive compensation on an “every one year” basis. The Registrant’s Board of Directors had recommended in the proxy statement for the 2019 Annual Meeting a vote for the “every three years” option. The Registrant’s Board of Directors had made such recommendation based on its conclusion that an advisory vote at such frequency would provide the Registrant’s shareholders with sufficient time to evaluate the effectiveness of its overall compensation philosophy, policies and practices in the context of the Registrant’s long-term business results, while avoiding more emphasis on short term variations in compensation and business results.  Therefore, the Registrant’s Board of Directors has decided to conduct future advisory votes on executive compensation on an “every three years” basis until at least the next vote by the Registrant’s shareholders on the frequency of such votes, which will be no later than the Registrant’s 2022 Annual Meeting of Stockholders.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIO-TECH INTERNATIONAL
Date: December 6, 2019
By: /s/ VICTOR H.M. TING Name: Victor H.M. Ting Title: Vice President and Chief Financial Officer